Redeemable shares with other preferential rights	6 Months Ended
Dec. 31, 2023
Redeemable shares with other preferential rights
Redeemable shares with other preferential rights

25 Redeemable shares with other preferential rights

Pursuant to the shareholders agreement enter into on February 26, 2020, two investors, HH SPR-XIV Holdings Limited (“Hillhouse”), Tencent Mobility Limited and Easy Land Limited (together as “Tencent”) each subscribed 58,833,418 Series A preferred shares in the Company and each hold 5.3763% shares in the Company. The Series A preferred shares held by Hillhouse and Tencent, collectively “Investor Shareholders”, included certain redemption and other preferential rights as set forth below.

(a) Redemption rights

Investor Shareholders could require the Company to redeem all or any of their equity interests, upon the occurrence of any of the following redemption events:

(1)	any material violation of laws or regulations by Mr. Ye Guofu and his spouse Ms. Yang Yunyun (the “Controlling Shareholders”) and Mr. Li Minxin (collectively, the “Founders”), or any of the Group companies;
(2)	any shareholder that is not an Investor Shareholder requests a redemption by the Company and/or the Founders;
(3)	the Company fails to meet the applicable listing conditions of a qualified stock exchange and fails to consummate a qualified IPO by the 7th anniversary of December 27, 2018;
(4)	the Company fails to consummate a qualified IPO by the 7th anniversary of December 27, 2018 due to reasons other than those listed in (3) above;
(5)	the Company has satisfied the applicable listing conditions of a qualified stock exchange, but the Company failed to initiate the listing application process within three months upon any Investor Shareholders’ request;
(6)	any Group companies suffered severe difficulties in the operation of the business caused by the Founders (including but not limited to any operating risk suffered by any other business that any Founder directly or indirectly operates); or
(7)	material adverse changes in applicable law have caused severe difficulties in the operation of the business of any Group companies.

The redemption price shall be equal to the higher of (i) or (ii) below: (i) the applicable issue price (USD72,683,000 (equivalent to RMB491,514,000) and RMB500,000,000 for Hillhouse and Tencent, respectively, the “Issue Price”), plus declared and unpaid dividends, and plus an amount that would give Investor Shareholders a simple non-compounded interest equal to the redemption return rate on the applicable Issue Price calculated from December 27, 2018 up until the date of receipt by such holders of the full redemption amount thereof, and (ii) the fair market value of respective Series A preferred shares held by the Investor Shareholders as of the date of redemption notice.

Upon exercise of the redemption rights under redemption events (2), (3) and (7), the redemption return rate is 10% per annum. Upon exercise of the redemption rights under redemption events (1) and (4) to (6), the redemption return rate is 25% per annum.

The redemption rights held by the Investor Shareholders shall terminate immediately after the consummation of a qualified IPO.

(b) Liquidation preferences

In the event of a liquidation, dissolution or winding up of the Company, or in the event of any deemed liquidation events as set out below, Investor Shareholders shall be entitled to receive, prior and in preference to distribution of any of the assets or surplus funds of the Company to any shareholder that is not an Investor Shareholder, the amount equal to the higher of (i) or (ii) below: (i) the applicable Issue Price, plus declared and unpaid dividends, plus an amount that would give Investor Shareholders a simple non-compounded interest of 10% per annum on the applicable Issue Price calculated from December 27, 2018 up until the date of receipt by such holders of the full liquidation preference amount thereof, and (ii) the fair market value of respective Series A preferred shares held by the Investor Shareholders as of the notice date of exercise of liquidation preferences. The shareholders other than Investor Shareholders shall procure that distributions to Investor Shareholders be made in the above manners.

Deemed liquidation events include (i) any transaction or series of transactions, whether by merger, reorganization, sale or issuance of equity or other arrangements which would result in a change of controlling shareholders of the Company (ii) a disposition of all or substantially all of the Group companies as a whole, or (iii) a sale or exclusive licensing of all or substantially all of the intellectual property owned by the Group companies as a whole.

The liquidation preferences held by the Investor Shareholders shall terminate immediately after the consummation of a qualified IPO.

The Group classified these redeemable shares with other preferential rights as financial liabilities at fair value through profit or loss with the changes in the fair value recorded in the consolidated statement of profit or loss for the year ended June 30, 2021.

Upon the completion of IPO of the Company on October 15, 2020, all the redemption and other preferential rights entitled to the Investor Shareholders lapsed and the Series A preferred shares held by the Investor Shareholders were converted and re-designated into Class A ordinary shares on a one-for-one basis. Accordingly, the financial liabilities for redeemable shares with other preferential rights were derecognized.

The movement of redeemable shares with other preferential rights during the year ended June 30, 2021 is set out as below:

RMB’000
At July 1, 2020	2,381,327
Changes in fair value	1,625,287
Exchange adjustment	(42,771)
Conversion into Class A ordinary shares upon IPO of the Company	(3,963,843)
At June 30, 2021	—

On October 15, 2020, the Company successfully listed on the New York Stock Exchange and made an offering of 121,600,000 Class A ordinary shares (excluding any Class A ordinary shares issued pursuant to the exercise of the over-allotment option) at a price at USD5.00 per share. All Series A preferred shares were converted and re-designated into Class A ordinary shares upon completion of the IPO on October 15, 2020. The fair value of each of Series A preferred share on the conversion date was the offer price in the global offering.

Changes in fair value of redeemable shares with other preferential rights were recorded as “fair value changes of redeemable shares with other preferential rights” in the consolidated statement of profit or loss for the year ended June 30, 2021.